Exhibit 99.2

SUPPLEMENTAL FINANCIAL INFORMATION

As of March 31, 2025

FORWARD-LOOKING STATEMENTS

This presentation contains “forward-looking statements” within the meaning of the federal securities laws that involve risks and uncertainties, many of which are beyond our control. Our actual results could differ materially and adversely from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in the Quarterly Report on Form 10-Q. Forward-looking statements relate to matters such as our industry, business strategy, goals and expectations concerning our market position, future operations, margins, profitability, capital expenditures, financial condition, liquidity, capital resources, cash flows, dividends, results of operations and other financial and operating information. When used in this presentation, the words “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “should,” “project,” “plan,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

The forward-looking statements contained in this presentation are based on historical performance and management’s current plans, estimates and expectations in light of information currently available to it and are subject to uncertainty and changes in circumstances. There can be no assurance that future developments affecting us will be those that we have anticipated. Actual results may differ materially from these expectations due to the factors, risks and uncertainties described in the Annual Report on Form 10-K, as filed March 31, 2025 (“Annual Report”) and the Company’s Quarterly Report on Form 10-Q filed with the SEC on the date hereof (“Quarterly Report”), changes in global, regional or local political, economic, business, competitive, market, regulatory and other factors described in the “Risk Factors” section of the Annual Report and the Quarterly Report, many of which are beyond our control. Should one or more of these risks or uncertainties materialize or should any of our assumptions prove to be incorrect, our actual results may vary in material respects from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. Any forward-looking statement made by us in this presentation speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws.

COMPANY OVERVIEW

●	Presidio Property Trust, Inc. (“Presidio” or the “Company”) was founded in 1999 as NetREIT

●	Presidio is an internally managed real estate company focused on commercial real estate opportunities in often overlooked and regionally dominant markets

●	The Company acquires, owns, and manages office and industrial real estate assets in markets with strong demographic and economic drivers with attractive going-in cap rates

●	Presidio’s commercial portfolio currently includes 10 commercial properties with a book value of approximately $78.5 million

●	In addition to its commercial real estate holdings, Presidio generates fees and rental income from affiliated entities, which manage and/or own a portfolio of model homes (1)

Corporate Information
Headquarters	San Diego, CA
Founded	1999
Key Geographies	CA, CO, MD, ND & TX
Employees	14

Portfolio Summary (Number / Square Footage)
Office	8 properties / 608,076 sqft.
Retail	1 properties / 10.500 sqft.
Industrial	1 property / 150,099 sqft.
Model Homes (1)	84 homes / 248.412 sqft

Portfolio Value & Debt
Book Value	$117.4 million (2)
Existing Secured Debt	$93.7 million

(1) The Company holds partial ownership interests in several entities which own model home properties

(2) Includes book value of model homes

COMMERCIAL PORTFOLIO

	Date		Real estate assets and lease intangibles, net
Property Name	Acquired	Location	March 31, 2025	December 31, 2024
Genesis Plaza (1)	August 2010	San Diego, CA	$7,273,346	$7,363,571
Dakota Center (2)	May 2011	Fargo, ND	8,154,951	8,154,951
Grand Pacific Center	March 2014	Bismarck, ND	8,380,905	8,413,926
Arapahoe Center	December 2014	Centennial, CO	9,173,855	9,298,534
Union Town Center (3)	December 2014	Colorado Springs, CO	—	8,922,943
West Fargo Industrial	August 2015	Fargo, ND	6,531,693	6,599,953
300 N.P.	August 2015	Fargo, ND	2,026,816	1,963,000
Research Parkway (3)	August 2015	Colorado Springs, CO	—	2,220,284
One Park Center (4)	August 2015	Westminster, CO	5,587,080	5,580,950
Shea Center II (5)	December 2015	Highlands Ranch, CO	18,609,105	18,820,370
Mandolin (6)	August 2021	Houston, TX	4,577,635	4,600,562
Baltimore	December 2021	Baltimore, MD	8,185,279	8,241,456
Commercial properties			78,500,665	90,180,500
Model Home properties (7)	2019 - 2025	AZ, FL, TX, AL	38,865,350	37,416,000
Total real estate assets and lease intangibles, net			$117,366,015	$127,596,500

(1)

Genesis Plaza is owned by two tenants-in-common, NetREIT Genesis and NetREIT Genessis II, each of which own 57% and 43%, respectively, and we beneficially own an aggregate of 92.0%, based on our ownership of each entity. We have 100% ownership of NetREIT Genesis and 81.5% ownership of NetREIT Genesis II, and we have control of both entities. During July 2024, the Company completed a minority ownership conversion option as result of a death in a noncontrolling trust within NetREIT Genesis II. The Company issued the trust 78,215 shares of SQFT Series A Common Stock in exchange for their 36.4% ownership in NetREIT Genesis II, as per the original exchange agreement.

(2)

The non-recourse loan on the Dakota Center property matured on July 6, 2024. During October 2024, management has agreed with the lender to sell the property to settle the loan balance. Due to the uncertainties in the Fargo market, we have impaired the property’s book value and recorded an impairment charge of approximately $0.7 million as of September 30, 2024. During December 2024, the lender agreed to the broker the Company would use to sell the property to settle the non-recourse debt. As of March 31, 2025, the property was included in the real estate assets held for sale, net on the consolidated balance sheet. Any purchase offers will be subject to lender approval.

(3)	During February 2025, Union Town Center and Research Parkway were sold to a single buyer for a combined $16.95 million and recorded a net gain of approximately $4.2 million, net of closing costs.
(4)

During the year ended December 31, 2023, we recorded a $2.0 million impairment charge for One Park Center that reflects management’s revised estimate of the fair market value based on sales comparable of like properties in the same geographical area as well as an evaluation of future cash flows or an executed purchase sale agreement. No additional impairment was deemed necessary during the three months ended March 31, 2025.

(5)

On December 31, 2022, the lease for our largest tenant, Halliburton, expired. Halliburton was located in our Shea Center II property in Colorado, and made up approximately $536,080 of our annual base rent. Halliburton did not renew the lease and we placed approximately $1.1 million in a reserve account with our lender to cover future mortgage payments, if necessary, none of which has been used as of December 31, 2023. Our management team is working to fill the 45,535 square foot space and has leased approximately 54% of the space to other tenants and has reviewed various proposals for the remaining 46%. As of March 31, 2025, management is pursuing third party tenants who fit into our long-term plans, however, there is no guarantee we will be successful in signing new tenants.

(6)

A portion of the proceeds from the sale of Highland Court were used in like-kind exchange transactions pursued under Section 1031 of the Code for the acquisition of our Mandolin property. Mandolin is owned by NetREIT Palm Self-Storage LP, through its wholly owned subsidiary NetREIT Highland LLC, and the Company is the sole general partner and owns 61.3% of NetREIT Palm Self-Storage LP.

(7)	Includes Model Homes listed as held for sale as of March 31, 2025 and December 31, 2024. During the three months ended March 31, 2025, we recorded an impairment charge for model homes totaling $26,943, which reflects the estimated sales prices for these specific model homes. The short hold period, less than two years, and the builder changing their model style after we purchased the homes, contributed to the lower than expected sales price.

MODEL HOMES PORTFOLIO

State	No. of Properties	Aggregate Square Feet	Approximate % of Square Feet	Current Base Annual Rent	Approximate % of Aggregate Annual Rent
Alabama	9	20,804	8.4%	$309,456	8.7%
Arizona	2	6,822	2.7	149,196	4.2
Florida	2	5,337	2.2%	89,844	2.5%
Texas	71	215,449	86.7%	3,007,512	84.6%
Total	84	248,412	100.0%	$3,556,008	100.0%

CONSOLIDATED BALANCE SHEET

Presidio Property Trust, Inc. and Subsidiaries

Consolidated Balance Sheets

	March 31,	December 31,
	2025	2024
	(unaudited)
ASSETS
Real estate assets and lease intangibles:
Land	$16,036,702	$15,983,323
Buildings and improvements	103,409,116	102,862,977
Tenant improvements	16,488,963	16,488,066
Lease intangibles	3,475,531	3,776,654
Real estate assets and lease intangibles held for investment, cost	139,410,312	139,111,020
Accumulated depreciation and amortization	(34,560,209)	(33,700,262)
Real estate assets and lease intangibles held for investment, net	104,850,103	105,410,758
Real estate assets held for sale, net	12,515,912	22,185,742
Real estate assets, net	117,366,015	127,596,500
Other assets:
Cash, cash equivalents and restricted cash	11,956,853	8,036,496
Deferred leasing costs, net	1,431,607	1,666,135
Goodwill	1,389,000	1,389,000
Investment in Conduit Pharmaceuticals marketable securities (see Notes 2 & 9)	29,519	206,177
Deferred tax asset	298,645	298,645
Other assets, net (see Note 6)	2,953,277	3,376,697
Total other assets	18,058,901	14,973,150
TOTAL ASSETS (1)	$135,424,916	$142,569,650
LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$81,525,487	$80,977,448
Mortgage notes payable related to properties held for sale, net	12,217,060	21,116,646
Mortgage notes payable, total net	93,742,547	102,094,094
Accounts payable and accrued liabilities	3,794,229	3,290,170
Accrued real estate taxes	1,070,006	1,972,477
Dividends payable	192,232	194,784
Lease liability, net	58,489	64,345
Below-market leases, net	7,047	8,625
Total liabilities	98,864,550	107,624,495

Commitments and contingencies (see Note 10)
Equity:
Series D Preferred Stock, $0.01 par value per share; 1,000,000 shares authorized; 984,238 shares issued and outstanding (liquidation preference $25.00 per share) as of March 31, 2025 and 997,082 shares issued and outstanding as of December 31, 2024	9,842	9,971
Series A Common Stock, $0.01 par value per share, shares authorized: 100,000,000; 12,834,317 shares and 12,834,317 shares were issued and outstanding at March 31, 2025 and December 31, 2024, respectively	128,343	128,343
Additional paid-in capital	185,805,501	185,770,842
Dividends and accumulated losses	(157,688,233)	(159,374,010)
Total stockholders’ equity before noncontrolling interest	28,255,453	26,535,146
Noncontrolling interest	8,304,913	8,410,009
Total equity	36,560,366	34,945,155
TOTAL LIABILITIES AND EQUITY	$135,424,916	$142,569,650

(1) As of March 31, 2025 and December 31, 2024, includes approximately $10.8 million and $11.4 million, respectively, of assets related to consolidated variable interest entities that can be used only to settle obligations of the consolidated variable interest entities.

CONSOLIDATED STATEMENT OF OPERATIONS

Presidio Property Trust, Inc. and Subsidiaries

Consolidated Statements of Operations

	For the Three Months Ended March 31,
	2025	2024
Revenues:
Rental income	$4,032,429	$4,639,726
Fees and other income	92,755	150,335
Total revenue	4,125,184	4,790,061
Costs and expenses:
Rental operating costs	1,612,642	1,563,577
General and administrative	1,661,978	2,084,450
Depreciation and amortization	1,244,104	1,351,018
Impairment of goodwill and real estate assets	26,943	95,548
Total costs and expenses	4,545,667	5,094,593
Other income (expense):
Interest expense - mortgage notes	(1,510,470)	(1,515,206)
Interest and other income, net	5,149	4,646
Gain on sales of real estate, net	4,453,968	2,018,095
Net loss in Conduit Pharmaceuticals marketable securities (see footnote 9)	(176,658)	(3,861,233)
Income tax (expense) benefit	25,409	(79,565)
Total other income (expense), net	2,797,398	(3,433,263)
Net (loss) income	2,376,915	(3,737,795)
Less: Income attributable to noncontrolling interests	(111,563)	(1,503,868)
Net income (loss) attributable to Presidio Property Trust, Inc. stockholders	$2,265,352	$(5,241,663)
Less: Preferred Stock Series D dividends	(579,575)	(522,032)
Net income (loss) attributable to Presidio Property Trust, Inc. common stockholders	$1,685,777	$(5,763,695)

Net income (loss) per share attributable to Presidio Property Trust, Inc. common stockholders:
Basic & Diluted	$0.13	$(0.47)

Weighted average number of common shares outstanding - basic & dilutive	12,973,299	12,293,190

CONSOLIDATED STATEMENT OF CASH FLOWS

Presidio Property Trust, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

	For the Three Months Ended March 31,
	2025	2024
Cash flows from operating activities:
Net income (loss)	$2,376,915	(3,737,795)
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation and amortization	1,244,104	1,351,018
Stock compensation	229,502	541,921
Gain on sale of real estate assets, net	(4,453,968)	(2,018,095)
Net loss in Conduit Pharmaceuticals fair value marketable securities	176,658	3,861,233
Net loss (gain) in fair value marketable securities	—	560
Impairment of goodwill and real estate assets	26,943	95,548
Amortization of financing costs	68,923	90,080
Amortization of below-market leases	(1,022)	(1,244)
Amortization of deferred leasing costs	—	1,936
Straight-line rent adjustment	(84,822)	(91,806)
Changes in operating assets and liabilities:
Other assets	234,327	347,695
Accounts payable and accrued liabilities	966,006	(607,021)
Accrued real estate taxes	(902,471)	(700,798)
Net cash used in operating activities	(118,905)	(866,768)
Cash flows from investing activities:
Real estate acquisitions	(4,270,192)	(2,238,497)
Additions to buildings and tenant improvements	(568,555)	(1,279,807)
Proceeds from sale of marketable securities	—	44,602
Proceeds from sales of real estate, net	18,391,811	12,642,264
Net cash provided by investing activities	13,553,064	9,168,562
Cash flows from financing activities:
Proceeds from mortgage notes payable, net of issuance costs	2,979,052	2,367,949
Payment of debt issuance costs	(61,914)	(18,131)
Repayment of mortgage notes payable	(11,379,734)	(7,860,474)
Payment of deferred offering costs	(60,000)	(16,745)
Distributions to noncontrolling interests	(216,659)	(1,803,357)
Contributions from noncontrolling interests	—	200,000
Repurchase of Series D Preferred Stock, at cost	(194,972)	—
Dividends paid to Series D Preferred Stockholders	(579,575)	(522,032)
Net cash used in financing activities	(9,513,802)	(7,652,790)
Net (decrease) increase in cash equivalents and restricted cash	3,920,357	649,004
Cash, cash equivalents and restricted cash - beginning of period	8,036,496	6,510,428
Cash, cash equivalents and restricted cash - end of period	$11,956,853	$7,159,432
Supplemental disclosure of cash flow information:
Interest paid-mortgage notes payable	$1,335,280	$1,432,639
Income taxes paid	$46,511	$—
Non-cash financing activities:
Paid building and tenant improvements from prior year	$(207,847)	$(295,567)
Unpaid building and tenant improvements	$—	$48,207
Dividends payable - Preferred Stock Series D	$192,232	$174,011

EBITDAre RECONCILIATION

	For the Three Months Ended March 31,
	2025	2024
Net (loss) income attributable to Presidio Property Trust, Inc. common stockholders	$1,685,777	$(5,763,695)
Adjustments
Interest Expense	1,510,470	1,515,206
Depreciation and Amortization	1,243,082	1,349,774
Asset Impairment	26,943	95,548
Net gain on sale of real estate	(4,453,968)	(2,018,095)
Net loss on marketable securities	176,658	3,861,793
Income Taxes	(25,409)	79,565

EBITDAre	$163,553	$(879,905)

FFO AND CORE FFO RECONCILIATION

	For the Three Months Ended March 31,
	2025	2024
Net (loss) income attributable to Presidio Property Trust, Inc. common stockholders	$1,685,777	$(5,763,695)
Adjustments:
Income attributable to noncontrolling interests	111,563	1,503,868
Depreciation and amortization	1,244,104	1,351,018
Amortization of above and below market leases, net	(1,022)	(1,244)
Impairment of real estate assets	26,943	95,548
Loss on marketable securities	176,658	3,861,233
Net gain on sale of real estate assets	(4,453,968)	(2,018,095)
FFO	$(1,209,945)	$(971,367)
Stock Based Compensation	229,502	541,921
Core FFO	$(980,442)	$(429,445)

Weighted average number of common shares outstanding - basic and diluted	12,973,299	12,293,190

Core FFO / Wgt Avg Share	$(0.076)	$(0.035)

SEGMENT DATA

The following tables compare the Company’s segment activity and NOI and adjusted NOI for Model Home income to its results of operations and financial position as of and for the three months ended March 31, 2025 and 2024, respectively. The information for Corporate and Other are presented to reconcile back to the consolidated statement of operations, but is not considered a reportable segment.

	For the Three Months Ended March 31, 2025
	Retail	Office/Industrial	Model Homes	Corporate and Other	Total

Rental revenue	$206,439	$2,467,551	$915,521	$—	$3,589,511
Recovery revenue	56,439	386,479	—	—	442,918
Other operating revenue	400	62,362	(1,754)	31,747	92,755
Total revenues	263,278	2,916,392	913,767	31,747	4,125,184

Rental operating costs	100,568	1,618,365	48,157	(154,448)	1,612,642
Net Operating Income (NOI)	162,710	1,298,027	865,610	186,195	2,512,542

Gain on Sale - Model Homes	—	—	240,899	—	240,899
Impairment of Model Homes	—	—	(26,943)	—	(26,943)

Adjusted NOI	$162,710	$1,298,027	$1,079,566	$186,195	$2,726,498

	For the Three Months Ended March 31, 2024

	Retail	Office/Industrial	Model Homes	Corporate and Other	Total

Rental revenue	$382,885	$2,364,141	$1,243,831	$—	$3,990,857
Recovery revenue	107,930	540,939	—	—	648,869
Other operating revenue	62,574	56,440	25,120	6,201	150,335
Total revenues	553,389	2,961,520	1,268,951	6,201	4,790,061

Rental operating costs	139,954	1,545,563	41,230	(163,170)	1,563,577
Net Operating Income (NOI)	413,435	1,415,957	1,227,721	169,371	3,226,484

Gain on Sale - Model Home	—	—	2,018,095	—	2,018,095
Impairment of Model Homes	—	—	(95,548)	—	(95,548)

Adjusted NOI	$413,435	$1,415,957	$3,150,268	$169,371	$5,149,031

	March 31,	December 31,
Assets by Reportable Segment:	2025	2024
Office/Industrial Properties:
Land, buildings and improvements, net (1)	$73,912,734	$74,425,180
Total assets (2)	$74,742,379	$76,292,662
Model Home Properties:
Land, buildings and improvements, net (1)	$38,865,349	$37,416,000
Total assets (2)	$39,778,198	$38,166,964
Retail Properties:
Land, buildings and improvements, net (1)	$4,577,635	$15,743,789
Total assets (2)	$4,772,995	$16,673,605
Reconciliation to Total Assets:
Total assets for reportable segments	$119,293,572	$131,133,231
Corporate and other assets:
Cash, cash equivalents and restricted cash	4,980,910	564,922
Other assets, net	11,150,434	10,871,497
Total Assets	$135,424,916	$142,569,650

(1)	Includes lease intangibles and the land purchase option related to property acquisitions.

(2)	Includes land, buildings and improvements, cash, cash equivalents, and restricted cash, current receivables, deferred rent receivables and deferred leasing costs and other related intangible assets, all shown on a net basis.

DEFINITIONS –NON-GAAP MEASUREMENTS

EBITDAre - EBITDAre is defined by NAREIT as earnings before interest, taxes, depreciation, and amortization, gain or loss on disposal of depreciated assets, and impairment write-offs.

Funds from Operations (“FFO”) – The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders. The Company defines FFO, a non-GAAP measure, as net income or loss (computed in accordance with GAAP), excluding gains (or losses) from sales of property, hedge ineffectiveness, acquisition costs of newly acquired properties that are not capitalized and lease acquisition costs that are not capitalized plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

However, because FFO excludes depreciation and amortization as well as the changes in the value of the Company’s properties that result from use or market conditions, each of which have real economic effects and could materially impact the Company’s results from operations, the utility of FFO as a measure of the Company’s performance is limited. In addition, other REITs may not calculate FFO in accordance with the NAREIT definition as the Company does, and, accordingly, the Company’s FFO may not be comparable to other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of the Company’s performance.

Core Funds from Operations (“Core FFO”) – We calculate Core FFO by using FFO as defined by NAREIT and adjusting for certain other non-core items. We exclude from our Core FFO calculation acquisition costs, loss on early extinguishment of debt, changes in the fair value of the earn-out, changes in fair value of contingent consideration, non-cash warrant dividends, other non-recuring expenses, and the amortization of stock-based compensation.

We believe Core FFO provides a useful metric in comparing operations between reporting periods and in assessing the sustainability of our ongoing operating performance. Other equity REITs may calculate Core FFO differently or not at all, and, accordingly, the Company’s Core FFO may not be comparable to such other REITs’ Core FFO.